                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported) December 30, 1998



                               KOGER EQUITY, INC.
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)



     Florida                             1-9997                      59-2898045
--------------------------------------------------------------------------------
(State of incorporation               (Commission                 (IRS Employer
 or organization)                     File Number)             Identification No.)



          8880 Freedom Crossing Trail
              Jacksonville, Florida                                     32256
--------------------------------------------------------------------------------
        (Address of principal executive offices)                     (Zip Code)



                  Registrant's telephone number: (904) 732-1000
--------------------------------------------------------------------------------



                                       N/A
--------------------------------------------------------------------------------
          (Former name or former address, if changed since last report)

Item 5.  Other Events.

         Reference is made to copies of loan documents dated as of December 30, 1998 evidencing a $150 million revolving credit facility provided Koger Equity, Inc. ("Koger") by First Union National Bank ("First Union") formerly known as First Union National Bank of Florida, AmSouth Bank ("AmSouth"), Guaranty Federal Bank F.S.B. ("Guaranty Federal"), Citizens Bank of Rhode Island ("Citizens") and Compass Bank ("Compass") (collectively, the "Lenders"), which documents are filed as Exhibits 10(k)(1) through 10(k)(7)(d) to this report and to a Koger News Release dated January 5, 1999 concerning the same matter, which is Exhibit 99 to this Report. These exhibits are incorporated herein by reference.

Item 7.  Financial Statements and Exhibits.

         (c) Exhibits

             Exhibit Number          Description of Exhibit
             --------------          ----------------------
                  10(k)(1)                  The Second Amended and Restated
                                            Revolving Credit Loan Agreement,
                                            dated as of December 30, 1998,
                                            between and among Koger and the
                                            Lenders.

                  10(k)(2)(a)               The Substitution Revolving
                                            Promissory Note, dated December 30,
                                            1998, issued by Koger to First Union
                                            in the principal amount of up to
                                            $45,000,000.

                  10(k)(2)(b)               The Substitution Revolving
                                            Promissory Note, dated December 30,
                                            1998, issued by Koger to AmSouth in
                                            the principal amount of up to
                                            $35,000,000.

                  10(k)(2)(c)               The Substitution Revolving
                                            Promissory Note, dated December 30,
                                            1998, issued by Koger to Guaranty
                                            Federal in the principal amount of
                                            up to $35,000,000.

                  10(k)(2)(d)               The Revolving Promissory Note, dated
                                            December 30, 1998, issued by Koger
                                            to Citizens in the principal amount
                                            of up to $20,000,000.

                  10(k)(2)(e)               The Revolving Promissory Note, dated
                                            December 30, 1998, issued by Koger
                                            to Compass in the principal amount
                                            of up to $15,000,000.

                  10(k)(3)(a)               The Mortgage, Assignment of Leases
                                            and Rents, and Security Agreement,
                                            dated as of December 30, 1998,

             Exhibit Number          Description of Exhibit
             --------------          ----------------------
                                            relating to that portion of the
                                            Collateral located in the State of
                                            Alabama.

                  10(k)(3)(b)               The Assignment of Leases and Rents,
                                            dated as of December 30, 1998,
                                            relating to that portion of the
                                            Collateral located in the State of
                                            Alabama.

                  10(k)(3)(c)               The Assignment of Contracts,
                                            Licenses and Permits, dated as of
                                            December 30, 1998, relating to that
                                            portion of the Collateral in the
                                            State of Alabama.

                  10(k)(3)(d)               The Environmental Indemnification
                                            Agreement, dated as of December 30,
                                            1998, relating to that portion of
                                            the Collateral in the State of
                                            Alabama.

                  10(k)(4)(a)(i)            The Second Amended and Restated Deed
                                            to Secure Debt and Spreader,
                                            Assignment of Leases and Rents, and
                                            Security Agreement, dated as of
                                            December 30, 1998, relating to that
                                            portion of the Collateral located in
                                            DeKalb County, State of Georgia.

                  10(k)(4)(a)(ii)           The Amendment to Assignment of
                                            Leases and Rents, dated as of
                                            December 30, 1998, relating to that
                                            portion of the Collateral located in
                                            DeKalb County, State of Georgia.

                  10(k)(4)(a)(iii)          The Amendment to Environmental
                                            Indemnification Agreement, dated as
                                            of December 30, 1998, relating to
                                            that portion of the Collateral
                                            located in DeKalb County, State of
                                            Georgia.

                  10(k)(4)(a)(iv)           The Amendment to Assignment of
                                            Contracts, Licenses and Permits,
                                            dated as of December 30, 1998,
                                            relating to that portion of the
                                            Collateral located in DeKalb County,
                                            State of Georgia.

                  10(k)(4)(b)(i)            The Deed to Secure Debt, Assignment
                                            of Leases and Rents, and Security
                                            Agreement, dated as of December 30,
                                            1998, relating to that portion of
                                            the Collateral located in Gwinnett
                                            County, State of Georgia.

                  10(k)(4)(b)(ii)           The Assignment of Leases and Rents,
                                            dated as of December 30, 1998,
                                            relating to that portion of the
                                            Collateral located in Gwinnett
                                            County, State of Georgia.

             Exhibit Number          Description of Exhibit
             --------------          ----------------------
                  10(k)(4)(b)(iii)          The Environmental Indemnification
                                            Agreement, dated as of December 30,
                                            1998, relating to that portion of
                                            the Collateral located in Gwinnett
                                            County, State of Georgia.

                  10(k)(4)(b)(iv)           The Amendment to Assignment of
                                            Contracts, Licenses and Permits,
                                            dated as of December 30, 1998,
                                            relating to that portion of the
                                            Collateral located in Gwinnett
                                            County, State of Georgia [included
                                            within the document listed above in
                                            Exhibit 10(k)(4)(a)(iv)].

                  10(k)(5)(a)(i)            The Second Amended and Restated Deed
                                            of Trust, Assignment of Leases and
                                            Rents and Security Agreement, dated
                                            as of December 30, 1998, relating to
                                            that portion of the Collateral
                                            located in Guilford County, State of
                                            North Carolina.

                  10(k)(5)(a)(ii)           The Amended and Restated Assignment
                                            of Leases and Rents, dated as of
                                            December 30, 1998, relating to that
                                            portion of the Collateral located in
                                            Guilford County, State of North
                                            Carolina.

                  10(k)(5)(a)(iii)          The Amendment to Environmental
                                            Indemnification Agreement, dated as
                                            of December 30, 1998, relating to
                                            that portion of the Collateral
                                            located in both Guilford and
                                            Mecklenburg Counties, State of North
                                            Carolina.

                  10(k)(5)(a)(iv)           The Amendment to Assignment of
                                            Contracts, Licenses and Permits,
                                            dated as of December 30, 1998,
                                            relating to that portion of the
                                            Collateral located in both Guilford
                                            and Mecklenburg Counties, State of
                                            North Carolina.

                  10(k)(5)(b)(i)            The Amended and Restated Deed of
                                            Trust, Assignment of Leases and
                                            Rents and Security Agreement, dated
                                            as of December 30, 1998, relating to
                                            that portion of Collateral located
                                            in Mecklenburg County, State of
                                            North Carolina.

                  10(k)(5)(b)(ii)           The Amended and Restated Assignment
                                            of Leases and Rents, dated as of
                                            December 30, 1998, relating to that
                                            portion of the Collateral located in
                                            Mecklenburg County, State of North
                                            Carolina.

             Exhibit Number          Description of Exhibit
             --------------          ----------------------
                  10(k)(5)(b)(iii)          The Amended and Restated Mortgage,
                                            Assignment of Leases and Rents, and
                                            Security Agreement, dated as of
                                            December 30, 1998, relating to that
                                            portion of the Collateral located in
                                            the State of South Carolina.

                  10(k)(6)(a)               The Amendment to Assignment of
                                            Leases and Rents, dated as of
                                            December 30, 1998, relating to that
                                            portion of the Collateral located in
                                            the State of South Carolina.

                  10(k)(6)(b)               The Amendment to Environmental
                                            Indemnification Agreement, dated as
                                            of December 30, 1998, relating to
                                            that portion of the Collateral in
                                            the State of South Carolina.

                  10(k)(6)(c)               The Amendment to Assignment of
                                            Contracts, Licenses and Permits,
                                            dated as of December 30, 1998,
                                            relating to that portion of the
                                            Collateral in the State of South
                                            Carolina.

                  10(k)(7)(a)               The Deed of Trust, Assignment of
                                            Leases and Rents, and Security
                                            Agreement, dated as of December 30,
                                            1998, relating to that portion of
                                            the Collateral located in the State
                                            of Texas.

                  10(k)(7)(b)               The Assignment of Leases and Rents,
                                            dated as of December 30, 1998,
                                            relating to that portion of the
                                            Collateral located in the State of
                                            Texas.

                  10(k)(7)(c)               The Environmental Indemnification
                                            Agreement, dated as of December 30,
                                            1998, relating to that portion of
                                            the Collateral in the State of
                                            Texas.

                  10(k)(7)(d)               The Assignment of Contracts,
                                            Licenses and Permits, dated as of
                                            December 30, 1998, relating to that
                                            portion of the Collateral in the
                                            State of Texas.

                  10(k)(8)                  Unconditional Guaranty, dated
                                            December 30, 1998, of Koger Real
                                            Estate Services, Inc. and Southeast
                                            Properties Holding Corporation, Inc,
                                            both wholly owned of Koger to
                                            perform and make payments pursuant
                                            to the Second Amended and Restated
                                            Revolving Credit Loan Agreement.

                  99                        Koger Equity, Inc. News Release
                                            dated January 5, 1999.

                                    SIGNATURE

         Pursuant to the Requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                    KOGER EQUITY, INC.



Date:  February 12, 1999            By:   /s/  James L. Stephens
                                         ---------------------------------------
                                         James L. Stephens
                                         Title:  Vice President and Chief
                                                 Accounting Officer

                                  EXHIBIT INDEX

         The following designated exhibits are filed herewith:

Exhibit
-------
10(k)(1)            The Second Amended and Restated Revolving Credit Loan
                    Agreement, dated as of December 30, 1998, between and among
                    Koger and the Lenders.

10(k)(2)(a)         The Substitution Revolving Promissory Note, dated December
                    30, 1998, issued by Koger to First Union in the principal
                    amount of up to $45,000,000.

10(k)(2)(b)         The Substitution Revolving Promissory Note, dated December
                    30, 1998, issued by Koger to AmSouth in the principal amount of up to $35,000,000.

10(k)(2)(c)         The Substitution Revolving Promissory Note, dated December
                    30, 1998, issued by Koger to Guaranty Federal in the
                    principal amount of up to $35,000,000.

10(k)(2)(d)         The Revolving Promissory Note, dated December 30, 1998,
                    issued by Koger to Citizens in the principal amount of up to
                    $20,000,000.

10(k)(2)(e)         The Revolving Promissory Note, dated December 30, 1998,
                    issued by Koger to Compass in the principal amount of up to
                    $15,000,000.

10(k)(3)(a)         The Mortgage, Assignment of Leases and Rents, and Security
                    Agreement, dated as of December 30, 1998, relating to that portion of the Collateral located in the State of Alabama.

10(k)(3)(b)         The Assignment of Leases and Rents, dated as of December 30,
                    1998, relating to that portion of the Collateral located in the State of Alabama.

10(k)(3)(c)         The Assignment of Contracts, Licenses and Permits, dated as of December 30, 1998, relating to that portion of the
                    Collateral in the State of Alabama.

10(k)(3)(d)         The Environmental Indemnification Agreement, dated as of
                    December 30, 1998, relating to that portion of the
                    Collateral in the State of Alabama.

10(k)(4)(a)(i)      The Second Amended and Restated Deed to Secure Debt and
                    Spreader, Assignment of Leases and Rents, and Security
                    Agreement, dated as of December 30, 1998, relating to that portion of the Collateral located in DeKalb County, State of
                    Georgia.

Exhibit
-------
10(k)(4)(a)(ii)     The Amendment to Assignment of Leases and Rents, dated as of
                    December 30, 1998, relating to that portion of the
                    Collateral located in DeKalb County, State of Georgia.

10(k)(4)(a)(iii)    The Amendment to Environmental Indemnification Agreement,
                    dated as of December 30, 1998, relating to that portion of the Collateral located in DeKalb County, State of Georgia.

10(k)(4)(a)(iv)     The Amendment to Assignment of Contracts, Licenses and
                    Permits, dated as of December 30, 1998, relating to that
                    portion of the Collateral located in DeKalb County, State of
                    Georgia.

10(k)(4)(b)(i)      The Deed to Secure Debt, Assignment of Leases and Rents, and
                    Security Agreement, dated as of December 30, 1998, relating to that portion of the Collateral located in Gwinnett
                    County, State of Georgia.

10(k)(4)(b)(ii)     The Assignment of Leases and Rents, dated as of December 30,
                    1998, relating to that portion of the Collateral located in
                    Gwinnett County, State of Georgia.

10(k)(4)(b)(iii)    The Environmental Indemnification Agreement, dated as of
                    December 30, 1998, relating to that portion of the
                    Collateral located in Gwinnett County, State of Georgia.

10(k)(4)(b)(iv)     The Amendment to Assignment of Contracts, Licenses and
                    Permits, dated as of December 30, 1998, relating to that
                    portion of the Collateral located in Gwinnett County, State of Georgia [included within the document listed above in
                    Exhibit 10(k)(4)(a)(iv)].

10(k)(5)(a)(i)      The Second Amended and Restated Deed of Trust, Assignment of
                    Leases and Rents and Security Agreement, dated as of
                    December 30, 1998, relating to that portion of the
                    Collateral located in Guilford County, State of North
                    Carolina.

10(k)(5)(a)(ii)     The Amended and Restated Assignment of Leases and Rents,
                    dated as of December 30, 1998, relating to that portion of the Collateral located in Guilford County, State of North
                    Carolina.

10(k)(5)(a)(iii)    The Amendment to Environmental Indemnification Agreement,
                    dated as of December 30, 1998, relating to that portion of the Collateral located in both Guilford and Mecklenburg
                    Counties, State of North Carolina.

Exhibit
-------
10(k)(5)(a)(iv)     The Amendment to Assignment of Contracts, Licenses and
                    Permits, dated as of December 30, 1998, relating to that
                    portion of the Collateral located in both Guilford and
                    Mecklenburg Counties, State of North Carolina.

10(k)(5)(b)(i)      The Amended and Restated Deed of Trust, Assignment of Leases
                    and Rents and Security Agreement, dated as of December 30,
                    1998, relating to that portion of Collateral located in
                    Mecklenburg County, State of North Carolina.

10(k)(5)(b)(ii)     The Amended and Restated Assignment of Leases and Rents,
                    dated as of December 30, 1998, relating to that portion of the Collateral located in Mecklenburg County, State of North
                    Carolina.

10(k)(5)(b)(iii)    The Amended and Restated Mortgage, Assignment of Leases and
                    Rents, and Security Agreement, dated as of December 30,
                    1998, relating to that portion of the Collateral located in the State of South Carolina.

10(k)(6)(a)         The Amendment to Assignment of Leases and Rents, dated as of
                    December 30, 1998, relating to that portion of the
                    Collateral located in the State of South Carolina.

10(k)(6)(b)         The Amendment to Environmental Indemnification Agreement,
                    dated as of December 30, 1998, relating to that portion of the Collateral in the State of South Carolina.

10(k)(6)(c)         The Amendment to Assignment of Contracts, Licenses and
                    Permits, dated as of December 30, 1998, relating to that
                    portion of the Collateral in the State of South Carolina.

10(k)(7)(a)         The Deed of Trust, Assignment of Leases and Rents, and
                    Security Agreement, dated as of December 30, 1998, relating to that portion of the Collateral located in the State of
                    Texas.

10(k)(7)(b)         The Assignment of Leases and Rents, dated as of December 30,
                    1998, relating to that portion of the Collateral located in the State of Texas.

10(k)(7)(c)         The Environmental Indemnification Agreement, dated as of
                    December 30, 1998, relating to that portion of the
                    Collateral in the State of Texas.

10(k)(7)(d)         The Assignment of Contracts, Licenses and Permits, dated as of December 30, 1998, relating to that portion of the
                    Collateral in the State of Texas.

10(k)(8)            Unconditional Guaranty, dated December 30, 1998, of Koger
                    Real Estate Services, Inc. and Southeast Properties Holding
                    Corporation, Inc, both wholly owned of Koger to perform and make payments pursuant to the Second Amended and Restated
                    Revolving Credit Loan Agreement.

99                  Koger Equity, Inc. News Release dated January 5, 1999.